UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	September 26, 2017
SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Connecticut
(State or Other Jurisdiction of Incorporation)
000-51832	20-4346972
(Commission File Number)	(IRS Employer Identification No.)
86 Hopmeadow Street, Weatogue, CT	06089
(Address of Principal Executive Offices)	(Zip Code)
(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 8.01          Other Events.

On October 2, 2017, SBT Bancorp, Inc. (the “Company”) issued a press release announcing its plans to deregister the Company’s common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, therefore, suspend its obligations to file reports with the Securities and Exchange Commission (the “SEC”).  Since the Company’s common stock is currently held by fewer than 1,200 holders of record and is expected to remain held by fewer than 1,200 holders of record as of January 1, 2018, the Company expects to terminate the registration of its common stock under the Exchange Act by filing a Form 15 with the SEC in early January 2018.  Upon filing the Form 15 with the SEC, the obligations of the Company to file periodic reports, including Forms 10-K, 10-Q and 8-K, will be immediately suspended except that the Company will file a Form 10-K for its 2017 fiscal year within the time frame prescribed by the SEC’s rules and regulations.  The Company expects the deregistration to become effective 90 days after the Form 15 is filed.  During this 90 day period, the Company and certain beneficial owners of the Company’s common stock will remain subject to the SEC’s proxy rules and beneficial ownership reporting requirements.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of SBT Bancorp, Inc. dated October 2, 2017.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate” or words of similar meaning. These forward-looking statements include statements relating to the Company’s anticipated future financial performance, projected growth, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from developments or events and the Company’s business and growth strategies.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, and could be affected by many factors.  The following, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company’s actual results to differ materially from those anticipated or expected in these forward-looking statements: economic conditions (both generally and in the Company’s markets) being less favorable than expected; a general decline in the real estate and lending market; inaccuracies in management’s assumptions used in calculating the appropriate amount to be placed into the Company’s allowance for loan and lease losses; restrictions or conditions imposed by regulators on the Company’s operations; legislative and regulatory changes that may subject the Company to additional regulatory oversight; changes in accounting standards, including, without limitation, a new standard on determining the amount of the allowance for credit losses, and compliance requirements; competitive pressures among depository and other financial institutions increasing significantly; changes in the interest rate environment; competitors having greater financial resources and developing products that enable them to compete more successfully than the Company can; the Company’s ability to attract and retain key personnel; adverse changes occurring in the equity markets; war or terrorist activities causing further deterioration in the economy or instability in credit markets; and economic, governmental or other factors that may prevent the projected population and residential and commercial growth in the markets in which the Company operates.

As a result of these and a wide variety of other uncertainties, many of which are beyond the Company’s control, the Company’s actual future results may be materially different from the results indicated by these forward-looking statements.  Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By: /s/ Martin J. Geitz
Name: Martin J. Geitz
Title: President & Chief Executive Officer

Dated:	October 2, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SBT Bancorp, Inc. dated October 2, 2017.